THIS LEASE AGREEMENT, made and entered into this the 22nd day of October, 1987, by and between Ida E & Ernest R Slater, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

TRACT NO. 1: Beginning at a marker on the bank of Falls Branch for a corner with Luther Staten's property, thence up the hill to a marker; thence a straight line with the bed of Hickory Hollow to the top of the ridge; thence turning to the right and running along the ridge, thence turning down the ridge so as to leave a haulway open down to a large stone on the grave point; thence on down the hill to the lower edge of the flat to a marker and corner with Estella Reynolds property; thence turning right and continuing along lower edge of flat to a marker at corner of Ernest Robert Slater's property, of Falls Branch; thence turning right and up the branch to the

beginning corner, so as to include eight (8) acres, more or less.

And being in all respects a part of the same real estate that was conveyed to the Male Grantor herein by Fred Slater, Jr., et al, by Deed dated November 25, 1931, and of record in the Office of the Clerk of the County Court of Pike County, Kentucky, in Deed Book No. 167 at page 307 thereof.

TRACT NO. 2: Beginning at Tommy Curry and Ruth Curry's line to the lower side of Falls Branch at a marked elm tree for a corner between Tommy Curry and Ruth Curry's line and Corbett Slater's line; thence running up the hill with the said Tommy Curry and Ruth Curry's line to the top of the Ridge to a marked Black Oak Tree for a corner, between the said Tommy and Ruth Curry and Corbett Slater's; thence turning to the left and running to the top of the hill to a black oak at James Slater's line for a corner; thence turning to the left and running down the gill to a marked line to a small chestnut tree; thence a straight line to a planted stone at the head of a small drain; thence down the drain to a marked rock; thence down the drain to the Slick Rock Hollow to William Millard's line at the marked road; thence down the hollow with the marked road to the beginning.

For reference see Deed Book 124, Page 111, Pike County Court Clerk's Office.

TRACT NO. 3: Beginning at a stake in the center line of Falls Branch a said stake being the beginning corner of a tract deeded to T. B. Millard of 10.40 acres; thence up Falls Branch S 12-18 W 334.04 feet to a stake in the center line of the Branch and the beginning corner of a tract of 10.31 acres, deeded to Ben Millard thence with one line of same s 77-49 W 1215.96 feet to a stake on the center line of the ridge; thence with the center line of the ridge N 5-08 E 85.46 feet to a stake; N 29-12 E 99.47 feet to an X on rock; and N 6-45 W 268.79 feet to a stake thence leaving said ridge and down the hill with a reverse line of the T. B. Millard tract

N 83-21 E 1243.50 feet to the beginning containing by survey 10.32 acres. For reference see DB 347, Page 15. Title obtained by Affidavit of Descent-Corbett Slater, DB 508, Page 155.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) W A R R A N T Y

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the lessee.

(12) W H E E L A G E R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

Paul N. Slater
Paul N. Slater

LESSORS:

Ida E. Slater
Ida E. Slater

Ernest R. Slater
Ernest R. Slater

STATE OF [illegible]

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Ida E. Slater and was acknowledged by said Ida E. Slater to be his/her free act and deed.

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Ernest R. Slater and was acknowledged by said Ernest R. Slater to be his/her free act and deed.

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Paul N. Slater and was acknowledged by said Paul N. Slater to be his/her free act and deed.

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

This instrument was prepared by:
Paul N. Slater, HC 61 Box 770
Turkey Creek, KY 41570

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between Ida E. and Ernest R. Slater, parties of the first part, and Paul Neil Slater, party of the second part.

WHEREAS, by written agreement between the parties hereto dated October 22, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That for and in consideration of the mutual promises of the parties, each to the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the first full paragraph of the lease to provide that the Lease includes all seams of coal contained within the property described in the Lease.

EXECUTED on this 7th day of August, 1990.

Ida E. Slater
Ida E. Slater

Ernest R. Slater
Ernest R. Slater

Paul Neil Slater
Paul Neil Slater

State of Kentucky
County of Pike

I, Audeey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Ida E. Slater who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audeey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Ernest R. Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audeey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

This instrument was prepared by:

L. Frederick Williams, Jr.

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

<u>ASSIGNMENT</u>

This Assignment, made and entered into this 22 day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky corporation, hereinafter referred to as "Assignee". Ky Rt 292, Turkey Ck Rd. PO Box 640, Turkey Ck, Ky 41570

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated October 22, 1987, Ida E. and Ernest R. Slater leased to Paul Neil Slater the right to mine the Cedar Grove seam of coal on certain tracts or parcels of land situated in Pike County, Kentucky, located at Fall's Branch of Turkey Creek; and

WHEREAS, by an instrument entitled Amendment of Lease (a copy of which is attached hereto as Exhibit B) dated August 4, 1990, the parties to the Lease amended the lease to provide that the Lease includes all seams of coal contained in the property described in the Lease; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease, as amended, and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, as amended, and Assignee does hereby accept this Assignment and covenants and agrees that it will

faithfully keep and perform all the terms, covenants and conditions of the Lease, as amended, and assumes any and all obligations under the Lease, as amended.

WITNESS, the following signatures and seals as of this 22 day of August, 1990.

Paul Neil Slater

Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By Paul N. Slater
Its President

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater.

Linda C. Cameron
Notary Public

State of Kentucky
County of Boyd

MY COMMISSION EXPIRES 12/14/93

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater as President of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda C. Cameron
Notary Public

This instrument was prepared by: MY COMMISSION EXPIRES 12/14/93

Fred Williams
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT, entered into as of the 10th day of December, 1992, by and between IDA E. SLATER, widowed and unmarried, HC 61, Box 698, Turkey Creek, Pike County, Kentucky, 41570, hereinafter referred to as "Lessor", and GWENCO, INC., a Kentucky corporation, Post Office Box 372, Catlettsburg, Kentucky 41129, hereinafter referred to as "Lessee".

W I T N E S S E T H:

WHEREAS, Ernest R. Slater and Ida E. Slater, husband and wife, did enter into a Lease Agreement with Paul Neil Slater, dated the 22nd day of October, 1987, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 641, at Page No. 308, hereinafter referred to as the "Lease"; and

WHEREAS, Ernest R. Slater and Ida E. Slater, husband and wife, did enter into an Amendment of Lease with Paul Neil Slater respecting the abovementioned Lease, dated the 4th day of August, 1990, which Amendment of lease was recorded in the Pike County Clerk's office in Deed Book No. 641 at Page No. 314; and

WHEREAS, Paul Neil Slater did assign his right, title, and interest in and to the Lease, as amended, to Gwenco, Inc., by Assignment dated the 22nd day of August, 1990, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 641, at Page No. 316; and

WHEREAS, Ernest R. Slater is deceased, having died on the first day of May, 1991, leaving to his surviving wife, Ida E. Slater, all right, title and interest in and to the abovementioned premises and the Lease, as amended, by way of a Joint Last Will and Testament, dated the 13th day of June, 1979, and recorded in the Pike County Clerk's office in Will Book No. U, at Page No. 534; and

WHEREAS, the Lessor herein is identified in the abovementioned lease documents as Ida E. Slater and in the abovementioned Joint Last Will and Testament as Ida M. Slater; and

WHEREAS, the Lessor and the Lessee have agreed to certain further amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, as previously amended, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

I. The Lease is further amended by adding new Paragraph (12) thereto, to read as follows:

(12) MINIMUM ANNUAL ROYALTY

Commencing with the lease year beginning October 22, 1992, the Lessee shall pay to the Lessor an annual minimum royalty of Five Hundred Dollars ($500.00) for each lease year during the continuance of this Lease. For purposes of this Paragraph (12), the term "lease year" shall refer to the consecutive twelve (12) month period commencing each October 22 and ending the next following October 21. The annual minimum royalty for

each lease year shall be payable on or before November 1 of each lease year; provided, however, that said annual minimum royalty for the current lease year shall be paid to the Lessor upon execution of this Second Amendment by both parties hereto, receipt whereof is hereby acknowledged by the Lessor. The Lessee shall have the right to recoup any and all annual minimum royalties paid to the Lessor hereunder from actual tonnage royalties otherwise payable to the Lessor under this Lease.

II. The Lessor represents and warrants to the Lessee that the Ida M. Slater identified above and the Ida E. Slater identified above are one and the same person and that such person is the Lessor.

III. All other terms, conditions, and provisions of the Lease, as previously amended, shall remain unchanged. Said Lease, as previously and hereby amended, is hereby ratified and confirmed by the parties.

IN WITNESS WHEREOF, the Lessor and the Lessee have duly executed this Second Amendment effective as of the date herein first above written, each acknowledging receipt of an executed copy hereof.

LESSOR:

Ida E. Slater

Ida E. Slater (also known as Ida M. Slater)

LESSEE:

GWENCO, INC.,
a Kentucky Corporation

BY: William S. Whitson
ITS: Vice President /Sec Tres

COMMONWEALTH OF KENTUCKY,

COUNTY OF Pike, TO-WIT:

I, Gwendolyn L. Slater, a Notary Public in and for the county and state aforesaid, do hereby certify that Ida E. Slater (also known as Ida M. Slater), widowed and unmarried, who signed the writing hereto annexed, bearing date the 10th day of December, 1992, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 11TH day of DECEMBER, 1992.

My Commission expires: 11-1-95.

Gwendolyn L. Slater
Notary Public

(NOTARY STAMP OR SEAL)

COMMONWEALTH OF KENTUCKY,

COUNTY OF Pike, TO-WIT:

I, Gwendolyn G. Slater, a Notary Public in and for the county and state aforesaid, do hereby certify that William S. Whitson, Vice President/Secretary/Treasurer of Gwenco, Inc., a Kentucky corporation, who signed the writing hereto annexed, bearing date the 10th day of December, 1992, for Gwenco, Inc., has this day in my said county, before me, acknowledged said writing to be the act and deed of Gwenco, Inc.

Given under my hand this 11th day of December, 1992.

My Commission expires: 11-1-95.

Gwendolyn L. Slater
Notary Public

(NOTARIAL STAMP OR SEAL)

Prepared By:

Donald B. O'Dell, Esquire
LAMP, O'DELL, BARTRAM & ENTSMINGER
River Tower, Suite 700
1108 Third Avenue
Post Office Box 2488
Huntington, West Virginia 25725
304/523-5400

2:50 P.M.

STATE OF KENTUCKY
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Agreement was on the 25th day of February, 1993, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 26th day of February 1993.

LILLIAN PEARL ELLIOTT, Clerk

By Glenna F. Potter, D.C

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between Ida E. and Ernest R. Slater, parties of the first part, and Paul Neil Slater, party of the second part.
HC 61, BOX 770, TURKEY CREEK, KY 41570

WHEREAS, by written agreement between the parties hereto dated October 22, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That for and in consideration of the mutual promises of the parties, each to the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the first full paragraph of the lease to provide that the Lease includes all seams of coal contained within the property described in the Lease.

EXECUTED on this 4th day of August, 1990.

Ida E. Slater
Ida E. Slater

Ernest R. Slater
Ernest R. Slater

Paul Neil Slater
Paul Neil Slater

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Ida E. Slater who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Ernest R. Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Expires Oct. 30, 1991

Audrey R Lewis
Notary Public

This instrument was prepared by:

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

THIRD AMENDMENT TO LEASE AGREEMENT

This Third Amendment to Lease Agreement entered into as of the 20TH day of MAY, 1999, by and between RITA SUE SLATER MAYNARD, presently of 412 Willow Street, Apartment 1, Williamson, WV 25661; and RODNEY S. SLATER, presently of 3112 Trailstream Road, West Columbia, SC 29170; hereinafter referred to as "Lessors" and GWENCO, INC., a Kentucky corporation, P.O. Box 432, Catlettsburg, Kentucky 41129, hereinafter referred to as "Lessee".

WITNESSETH:

WHEREAS Ernest R. Slater and Ida E. Slater, husband and wife, did enter into a Lease Agreement with Paul Neil Slater dated the 22nd day of October, 1987, respecting certain premises in Pike County, Kentucky of record in the Pike County Clerk's Office in Deed Book No. 641, at Page No. 308, hereinafter referred to as the "Lease"; and

WHEREAS, Ernest R. Slater and Ida E. Slater, husband and wife, did enter into an Amendment of Lease with Paul Neil Slater respecting the above-mentioned Lease, dated the 4th day of August, 1990, which Amendment of lease was recorded in the Pike County Clerk's office in Deed Book No. 641 at Page No. 314; and

WHEREAS, Paul Neil Slater did assign his right, title, and interest in and to the Lease, as amended to Gwenco, Inc., by Assignment dated the 22nd day of August, 1990, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 641, at Page No. 316; and

WHEREAS, Ernest R. Slater is deceased, having died on the first day of May, 1991, leaving to his surviving wife, Ida E. Slater, all right, title and interest in and to the above-mentioned premises and the Lease, as amended, by way of a Joint Last Will and Testament,

dated the 13th day of June, 1979, and recorded in the Pike County Clerk's office in Will Book No. U, at Page No. 534; and

WHEREAS, the Lessor herein is identified in the above-mentioned lease documents as Ida E. Slater and in the above-mentioned Joint Last Will and Testament as Ida E. Slater; and

WHEREAS, Ida E. Slater did enter into a Second Amendment of Lease with Gwenco, Inc., respecting the above-mentioned Lease, dated the 10th day of December, 1992, which Second Amendment of Lease was recorded in the Pike County Clerk's office in Deed Book No. 673 at Page 334; and

WHEREAS, Ida E. Slater is deceased, having died on the fifth day of March, 1999, leaving to her surviving children, Rita Sue Slater Maynard and Rodney S. Slater, all right, title and interest in and to the above-mentioned premises and the Lease as twice amended; and

WHEREAS, the Lessors and the Lessee have agreed to certain further amendments to the Lease;

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, as previously amended, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

I. The Lease is further amended by adding the following:

All royalties due Lessors as described in paragraphs 2 and 12 be split equally among the Lessors.

II. The Lessors represent and warrant to the Lessee that Rita Sue Slater Maynard and Rodney S. Slater are the sole surviving and rightful heirs of Ida E. Slater.

III. All other terms, conditions, and provisions of the Lease, as previously amended, shall remain unchanged. Said Lease, as previously and hereby amended, is hereby ratified and

confirmed by the parties.

IN WITNESS WHEREOF, the Lessors and Lessee have duly executed this Third Amendment effective as of the date herein first above written, each acknowledging receipt of an executed copy thereof.

LESSORS:

Rita Sue Slater Maynard
RITA SUE SLATER MAYNARD

Rodney S. Slater
RODNEY S. SLATER

LESSEE:

GWENCO, INC., a Kentucky corporation

BY William S. Whitson
WILLIAM S. WHITSON

ITS Vice President

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
TERESA L. CHANNELL
MATEWAN NATIONAL BANK
P. O. BOX 30
WILLIAMSON, WV 25661
My Commission Expires June 15, 2008

STATE OF WVA

COUNTY OF Mingo, To-Wit:

I, Teresa Channell, a Notary Public in and for the County and State aforesaid, do hereby certify that RITA SUE SLATER MAYNARD, who signed the writing hereto annexed, bearing the 12 day of May, 1999, has this day in my said County,

before me, acknowledged said writing to be her free act and deed.

Given under my hand this 12 day of May, 1999.

My commission expires: June 15, 2008.

NOTARY PUBLIC

(Notary Stamp or Seal)

STATE OF South Carolina

COUNTY OF Lexington, To-Wit:

I, Patricia J. Cloug, a Notary Public in and for the County and State aforesaid, do hereby certify that RODNEY S. SLATER, who signed the writing hereto annexed, bearing the 19th day of May, 1999, has this day in my said County, before me, acknowledged said writing to be his free act and deed.

Given under my hand this 19th day of May, 1999.

My commission expires: June 13, 2006.

Patricia J. Cloug
NOTARY PUBLIC

(Notary Stamp or Seal)

STATE OF Ky.

COUNTY OF Boyd, To-Wit:

I, Jennifer Gray, a Notary Public in and for the County and

State aforesaid, do hereby certify that William S. Whitson, Vice President/Secretary/Treasurer of GWENCO, INC., a Kentucky corporation, who signed the writing hereto annexed bearing date the 25th day of May, 1999, for GWENCO, INC., has this day in my said County, before me acknowledged said writing to be the act and deed of GWENCO, INC.

Given under my hand this 25th day of May, 1999.

My commission expires: 1-31-2001.

(Notary Stamp or Seal)

NOTARY PUBLIC

This instrument was prepared by:

William S. Whitson
P.O. Box 432
Catlettsburg, KY 41129

2:30 P.M.

STATE OF KENTUCKY
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing 3rd Amendment to Lease Agreement was on the 27th day of May, 1999, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 28th day of May 1999

LILLIAN PEARL ELLIOTT, Clerk

By ________________, D.C.

March 2, 2003

William S. Whitson
c/o Gwenco, Inc.
P.O. Box 432
211 25th Street #200
Catlettsburg, KY 41129

Dear Mr. Whitson:

It has been some time now since I have heard any news regarding mining of our coal in Pike County Kentucky. My sister, Reta Sue Maynard, and I inherited this from our mother, Ida E. Slater who lived at Turkey Creek, KY. We have been receiving a royalty each year since mother died.

I received a note from Reta dated 5/19/99 stating that you were supposed to start mining coal by the end of that summer. She said that we should know something by August of that year.

I also talked with Ken Adair who told me that you were putting a mine at his brother's place at the mouth of Slater's Branch. I understand that you are reopening a mine behind Bub's house and will continue up Slater's Branch. Is there any truth to any of this or is it all just talk?

My sister and I do not talk much over the phone since mother died. I would appreciate any information that you can provide regarding the mining of our coal. It is a little more difficult for me to stay apprised of the progress or lack of progress since we live so far away. I am interested and wish to know what is taking place as often as possible. You may e-mail me the updates if you'd like at rslater1@sc.rr.com .

Thanking you in advance for any help you may provide.

Yours truly,

Rodney S. Slater

Rodney S. Slater